EXHIBIT 10.2







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                        AGREEMENT REGARDING COMPENSATION


   It is agreed that the following persons will serve without compensation until the Company has accumulated gross revenues of $500,000

             Sheldon Kales
             Nathan Blaunstein
             Boaz Dor
             Gregory Sullivan


Agreed to as of February 28, 2006.

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------
                                      Sheldon Kales, President



                                /s/ Sheldon Kales
                                 ---------------------------------------
                                  Sheldon Kales



                                 /s/ Nathan Blaunstein
                                 ---------------------------------------
                                Nathan Blaunstein



                                  /s/ Boaz Dor
                                 ---------------------------------------
                                 Boaz Dor



                                 /s/ Gregory Sullivan
                                 ---------------------------------------
                                Gregory Sullivan






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